UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

1460 Main Street, Suite 234

Southlake, TX 76092

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Tina Bloom

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

CENTAUR TOTAL RETURN FUND

ANNUAL REPORT

October 31, 2016

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, risk from writing call options, real estate securities risk, MLP risk, royalty trust risk, risks related to other equity securities, and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus and statement of additional information. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
October 31, 2016 (unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 5.25% for the year ending October 31, 2016. The S&P 500® Total Return Index returned 4.51% for the same period, while the Dow Jones U.S. Select Dividend Total Return Index experienced a gain of 13.49% for the same period.

For the trailing 5-year period ending October 31, 2016, the Fund has produced an annualized return of 8.40%. For the trailing 10-year period, the Fund produced an annualized return of 7.39%. Over the same 5 and 10-year periods, the S&P 500® Total Return Index returned 13.57% and 6.70% annualized, respectively, while the Dow Jones U.S. Select Dividend Total Return Index returned 14.22% and 6.52% annualized, respectively.

From inception in early March 2005 through October 31, 2016, the Fund returned 8.46% annualized. The S&P 500® Total Return Index returned 7.36% and the Dow Jones U.S. Select Dividend Total Return Index returned 7.28%, respectively, for the same period. (For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of October 31, 2016 Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	5.25%	8.40%	7.39%	8.46%
S&P 500® Total Return Index	4.51%	13.57%	6.70%	7.36%
Dow Jones U.S. Select Dividend Total Return Index	13.49%	14.22%	6.52%	7.28%

Performance shown is for the period ended October 31, 2016. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. Prior to February 28, 2016, a 2% redemption fee was charged upon redemption of the Fund’s shares occurring within one year of the issuance of such shares. As of February 28, 2016, the Fund no longer charges a redemption fee. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.09%	2.58%

**

The net expense ratio reflects a contractual expense limitation that continues through February 28, 2017. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the year ended October 31, 2016, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Fund’s prospectus dated February 28, 2016.

Thoughts on Recent Fund Performance

The Centaur Total Return Fund returned 5.25% for the year ending October 31, 2016, which was ahead of the broad U.S. equity market (as represented by the S&P500, which returned 4.51% for the same period) but trailed the Dow Jones U.S. Select Dividend Total Return Index, which turned in a stellar 13.49% return. While we are pleased to have achieved a return better than the broad market average for the period, particularly given the Fund’s relatively low market exposure, the last year was largely a continuation of what has been a challenging environment for our strategy.

The Fund’s primary strategy is to assemble a portfolio of securities that offers both reasonable safety and satisfactory return potential, based largely on our view of the valuations of the securities being attractive relative to underlying business value. We are value investors, and as such we strive to capitalize on market fluctuations to purchase bargain securities when prices reflect fear and uncertainty, and to sell securities when prices reflect full value. Unfortunately, given historically high valuations for U.S. stocks, we have experienced more than the usual difficulty in identifying bargain securities that meet our criteria for value and safety for an extended period of time dating back to late 2013. With fewer bargain securities available,

Annual Report | October 31, 2016	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2016 (unaudited)

we have become more reliant upon the occasional episodes of market volatility created by fear and uncertainty to help us source new investments, and such episodes have become relatively infrequent and brief during the last three years.

The market did offer us two windows of opportunity in 2016 that we did our best to take advantage of. The first and best opportunity was a double digit percentage decline in the S&P500 in January, which allowed us to identify enough actionable ideas to increase the Fund’s market exposure from an all-time low of roughly 40% at calendar year-end 2015 to approximately 70% market exposure by the end of February 2016. The second opportunity came immediately following the unexpected “Brexit” vote in the United Kingdom in June. This event sent U.S. stocks down by roughly 6% in the course of two days (with other global markets experiencing bigger moves) and was followed by a few weeks of choppy conditions before the market rallied strongly into the late summer and early fall. Though brief, the “Brexit” sell-off allowed us to put some capital to work in the face of heavy selling pressure, primarily in the shares of certain financial stocks that were hit by panic selling. In addition, volatility spiked sufficiently in the weeks following the vote to allow us to selectively utilize the covered call component of our strategy, which involves the purchase of securities and selling covered calls against some of our holdings with a goal of producing additional income for the Fund. By the end of June, the Fund was as fully invested as it would get for the year, with total long stock exposure of over 80%. From July to October, we did more selling than buying as certain of the Fund’s portfolio securities reached prices that we considered to be fully valued, with the result that the Fund ended the fiscal year with roughly 50% market exposure as of October 31, 2016.

Below is a slightly different presentation of the Fund’s performance by calendar year with comparisons to the S&P 500® Total Return Index (under the column “S&P500”) and the Dow Jones U.S. Select Dividend Total Return Index (under the column “DJ US DIV”). Please note that the figures for 2005 represent the performance from the Fund’s launch date in March through year-end; the 2016 figures represent the performance for the first ten calendar months of 2016 through October 31st. As the table shows, the Fund has out-performed both of our stated benchmarks from inception to date, but the Fund has generally struggled to keep pace with the fully invested indices since 2013.

CALENDAR YEAR RETURNS VERSUS BENCHMARKS 2005-2016

YEAR	TILDX	S&P500	DJ US DIV
2005*	9.24%	7.21%	5.38%
2006	15.75%	15.79%	19.54%
2007	-0.63%	5.49%	-5.16%
2008	-20.55%	-37.00%	-30.97%
2009	43.98%	26.46%	11.13%
2010	20.64%	15.06%	18.32%
2011	-2.33%	2.11%	12.42%
2012	17.94%	16.00%	10.84%
2013	16.78%	32.39%	29.06%
2014	7.20%	13.69%	15.36%
2015	-4.65%	1.38%	-1.64%
2016**	7.20%	5.87%	14.92%
TOTAL	157.15%	128.41%	126.44%

*	2005 return is from the Fund’s launch on March 16, 2005 through December 31, 2005
**	2016 return is for the YTD period through October 31.

As a quick glance at the table above shows, since 2012 the Fund has produced somewhat pedestrian returns, though the returns on actual capital deployed hasn’t been far below our historical standards except for the poor showing in calendar 2015. As best we can determine, the Fund was roughly 65% or so invested on average during the twelve month period ending October 31st, with market exposures ranging from a low of approximately 40% to the mid-summer high of just over 80%. This implies that return on actual cash deployed in the first ten months of calendar 2016 was in excess of 10%. The challenge for us has been maintaining a fully invested portfolio, at least one that is consistent with our traditional discipline regarding valuations, position sizes, and the limitations of various risk factors across the portfolio. We do believe that we are getting better at taking decisive action when the market offers its “limited time only” sales, as demonstrated by our successful deployment of capital in the wake of the U.K. “Brexit” vote in mid-2016. We also continue to believe that market volatility, which has been muted for many years due to a combination of factors including accommodative central bank policies and low interest rates, is likely to revert at least partially to historical levels.

Portfolio Update

As of October 31, 2016, the Centaur Total Return Fund was approximately 50% invested in equities (common and preferred), warrants, exchange-traded and closed-end funds and purchased options spread across 24 holdings, offset by covered call liabilities equal to less than 0.48% of the

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2016 (unaudited)

Fund’s assets. Cash and money market funds represented approximately 50% of the Fund’s assets. The top ten investments represented approximately 34% of Fund assets.

As of October 31, 2016 our top 10 positions were as follows:

Position	% of Fund Assets
Berkshire Hathaway, Inc., Class B	5.57%
Alleghany Corp.	4.98%
Cognizant Technology Solutions, Corp., Class A	3.96%
IAC/InterActive Corp	3.73%
Brown & Brown, Inc.	2.91%
Speedway Motorsports, Inc.	2.79%
Apple, Inc.	2.63%
Enstar Group Ltd.	2.41%
Rubicon Project, Inc., The	2.36%
iShares Silver Trust	2.29%
TOTAL	33.63%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings

The Fund’s two largest holdings at the end of the fiscal year were Berkshire Hathaway and Alleghany, each of which we think of as “total return insurance holding companies” that we believe offer a combination of strong insurance operations with flexible and conservative capital allocation.

Berkshire Hathaway is of course managed by Warren Buffett, who is justifiably recognized as one of the world’s most successful investors and the torch-bearer for the value investing style of capital allocation. Unlike many stocks in today’s expensive environment, Berkshire Hathaway remains very reasonably valued on historical measures relative to earnings and book value, and we believe the company’s immense balance sheet strength remains a rare competitive advantage. Alleghany remains primarily a collection of insurance businesses, though the company has reinvented itself successfully many times in the past and remains flexible and conservative in its capital allocation practices.

Cognizant Solutions is a leading provider of outsourced business processing and technology solutions, providing mission-critical services to a base of over 1,200 mostly large global corporate customers primarily in the areas of banking and insurance, healthcare, logistics, and manufacturing. As an indication of just how successful Cognizant has been, a quick review of the financials from 2005 to 2015 reveals a business that grew top-line revenue roughly 14-fold from $885 million to $12.4 billion. Even more impressively, cash flow profitability improved from $68 million to $1.8 billion (roughly 26-fold) during the same span as the company achieved scale and operating leverage. We initially began buying Cognizant stock following the “Brexit” vote. We added to the Fund’s position when the stock sold off further in late September after the company disclosed an internal investigation related to improper payments made by company personnel in India that could be in violation of U.S. anti-bribery laws. We made this incremental investment in the belief that this unfortunate situation is likely to be an issue that will ultimately be resolved without significant financial liability or reputational damage to Cognizant. The stock had already recovered some of its losses by the end of October.

IAC/Interactive Group is a leading media and internet conglomerate that has a multi-decade track record of developing valuable media companies, which have in the past included Expedia, TripAdvisor, Ticketmaster, and The Home Shopping Network. Today, IAC owns a collection of businesses that includes HomeAdvisor, the leading marketplace connecting homeowners with service professionals for home improvement projects, and Vimeo, a fast-growing video platform and video-on-demand marketplace. The most valuable asset at IAC is the company’s majority ownership interest in Match Group. Match is the world’s largest online dating services provider comprising 45 different brands that IAC took public through an IPO in late 2015. IAC continues to own more than 80% interest in Match, which we think is a unique and under-appreciated asset. We have been impressed with the company’s strong history of value creation and recent capital allocation savvy, and we believe that both Match Group and HomeAdvisor have reached a point of industry leadership following a multi-year “land grab” strategy and that both businesses are now demonstrating impressive profitability growth as the businesses mature. We think these businesses could combine continued strong revenue growth with expanding profit margins for several years, and we believed at the time of our purchase of IAC shares that the market price did not fully reflect the value creation potential inherent in these businesses as well as the company’s portfolio of other internet and media assets.

Annual Report | October 31, 2016	3

Centaur Total Return Fund	Shareholder Letter
October 31, 2016 (unaudited)

Final Thoughts

We remain concerned that U.S. stock market valuations remain elevated relative to historical standards, with a number of measures indicating that stocks have rarely been as expensive as they are today. We would not be surprised if returns for U.S. stocks prove to be far lower than many people expect when looking out over a multi-year period from year-end 2016, but we have confidence that our strategy will enable us to navigate such an environment to the extent that a low-return, higher-volatility scenario does play out over the next several years. In the meantime, we remain committed to our opportunistic, value-oriented approach and will look to take advantage of opportunities as the market offers them. We would like to thank the Fund’s investors for your continued confidence.

Respectfully submitted,

Zeke Ashton

Portfolio Manager, Centaur Total Return Fund

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Performance Update
October 31, 2016 (unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 to October 31, 2016

Performance Returns for the period ended October 31, 2016

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	5.25%	8.40%	7.39%	8.46%	2.58%
S&P 500® Total Return Index	4.51%	13.57%	6.70%	7.36%	–
Dow Jones U.S. Select Dividend Total Return Index	13.49%	14.22%	6.52%	7.28%	–

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	157.15%	$25,715
S&P 500® Total Return Index	128.41%	$22,841
Dow Jones U.S. Select Dividend Total Return Index	126.44%	$22,644

This graph assumes an initial $10,000 investment at March 16, 2005, the inception date of. the Centaur Total Return Fund (the “Fund”). Prior to February 28, 2016, The Fund charged a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**

The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2016. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2016	5

Centaur Total Return Fund	Disclosure of Fund Expenses
October 31, 2016 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period(1)	Annualized Expense Ratio
Centaur Total Return Fund
Actual	$1,000.00	$1,028.10	$9.94	1.95%
Hypothetical(2)	$1,000.00	$1,015.33	$9.88	1.95%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2016

	Shares	Fair Value
COMMON STOCKS - 41.03%

Consumer Discretionary - 4.93%
International Speedway Corp., Class A	16,800	$552,720
Speedway Motorsports, Inc.	38,500	724,185

		1,276,905

Financials - 17.17%
Alleghany Corp.*	2,500	1,290,525
Berkshire Hathaway, Inc., Class B*	10,000	1,443,000
Brown & Brown, Inc.	20,500	755,630
Enstar Group Ltd.*	3,700	623,820
Hallmark Financial Services, Inc.*	32,500	336,700

		4,449,675

Health Care - 2.13%
Gilead Sciences, Inc.	7,500	552,225

Industrials - 0.24%
Allied Motion Technologies, Inc.	3,200	63,296

Information Technology - 16.56%
Activision Blizzard, Inc.(a)	8,500	366,945
Apple, Inc.	6,000	681,240
Cognizant Technology Solutions Corp., Class A*	20,000	1,027,000
IAC/InterActiveCorp*	15,000	966,600
Match Group, Inc.(a)*	15,000	270,900
Mind CTI, Ltd.	130,000	300,300
Rubicon Project, Inc./The*	80,000	612,800
USA Technologies, Inc.(a)*	15,000	67,500

		4,293,285

Total Common Stocks (Cost $10,282,263)		10,635,386

PREFERRED STOCKS - 1.46%

Consumer Discretionary - 1.46%
Bayerische Motoren Werke AG	5,000	379,528

Total Preferred Stocks (Cost $317,682)		379,528

CLOSED-END FUNDS - 2.12%

Alpine Total Dynamic Dividend Fund	30,000	221,100
Boulder Growth & Income Fund, Inc.	40,000	328,800

Total Closed-End Funds (Cost $513,430)		549,900

EXCHANGE-TRADED FUNDS - 2.29%

iShares Silver Trust(a)*	35,000	593,950

Total Exchange-Traded Funds (Cost $505,562)		593,950

See Notes to Financial Statements.

Annual Report | October 31, 2016	7

Centaur Total Return Fund	Schedule of Investments
October 31, 2016

	Shares/Contracts	Fair Value
WARRANTS - 1.29%

JPMorgan Chase & Co., Strike Price $42.07, Expiring 10/28/2018	7,500	$206,625
PNC Financial Services Group, Inc./The, Strike Price $67.33, Expiring 12/31/2018	4,500	127,485

Total Warrants (Cost $200,123)		334,110

OPTIONS PURCHASED - 0.19%

PICO Holdings, Inc., Call @ $10, Expiring December 2016	225	49,500

Total Options Purchased (Cost $49,845)		49,500

MONEY MARKET SECURITIES - 49.85%

Fidelity Investments Money Market Fund - Government Portfolio, 0.27%(b)	12,921,556	12,921,556

Total Money Market Securities (Cost $12,921,556)		12,921,556

Total Investments - 98.23% (Cost $24,790,461)		25,463,930

Other Assets in Excess of Liabilities - 1.77%		458,875

Net Assets - 100.00%		$25,922,805

(a)	All or a portion of the security is held as collateral for written call options.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2016.
*	Non-income producing security.

	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.48%
Activision Blizzard, Inc.	85	$36.00	11/18/2016	$(64,175)
iShares® Silver Trust	300	17.00	1/20/2017	(23,700)
Match Group, Inc.	100	17.50	12/16/2016	(16,000)
Match Group, Inc.	50	15.00	12/16/2016	(16,350)
USA Technologies, Inc.	150	5.00	12/16/2016	(3,375)

Total Written Call Options (Premiums Received $106,593)				$(123,600)

Summary of Investments

	% of Net Assets	Value
Common Stocks
Consumer Discretionary	4.93%	$1,276,905
Financials	17.17	4,449,675
Health Care	2.13	552,225
Industrials	0.24	63,296
Information Technology	16.56	4,293,285
Preferred Stocks
Consumer Discretionary	1.46	379,528

See Notes to Financial Statements.

8	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2016

	% of Net Assets	Value
Closed-End Funds	2.12%	$549,900
Exchange-Traded Funds	2.29	593,950
Warrants	1.29	334,110
Options Purchased	0.19	49,500
Short Term & Other Assets in Excess of Liabilities	51.62	13,380,431
Total	100.00%	$25,922,805

See Notes to Financial Statements.

Annual Report | October 31, 2016	9

Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2016

Assets:
Investments, at cost	$24,790,461

Investments, at value	25,463,930
Deposit held by broker for options	207,725
Foreign cash, at value (Cost $2)	2
Receivables:
Investments sold	453,710
Dividends and interest	5,733
Reclaims (Cost $7,150)	5,725
Other assets	3,782

Total Assets	26,140,607

Liabilities:
Call options written, at value (premiums received $106,593)	123,600
Payables:
Investments purchased	18,372
Fund shares repurchased	5,298
Cash overdraft	15,446
Accrued expenses:
Advisory fees	3,666
Custodian fees	3,125
Legal fees	3,000
Audit and tax preparation fees	14,500
Administration fees	14,438
Transfer Agency fees	2,083
Printing	3,426
Other expenses	10,848

Total Liabilities	217,802

Net Assets	$25,922,805

Net Assets Consist of:
Paid-in Capital	$23,767,351
Accumulated net investment income	2,249
Accumulated net realized gain on investments, written options and foreign currency transactions	1,498,168
Net unrealized appreciation on investments, written options and foreign currency translations	655,037

Net Assets	$25,922,805

Shares outstanding, no par value (unlimited authorized shares)	2,023,762

Net Asset Value, Offering Price and Redemption Price Per Share	$12.81

See Notes to Financial Statements.

10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Operations
For the Year Ended October 31, 2016

Investment Income:
Dividends (Net of $9,606 foreign taxes withheld)	$226,725
Interest	61,624

Total Investment Income	288,349

Expenses:
Advisory fees (note 3)	409,804
Administration fees	170,116
Transfer agent fees	56,993
Registration and filing administration fees	25,943
Custody fees	13,971
Legal fees	30,513
Audit and tax preparation fees	14,500
Printing expenses	8,633
Trustees' fees and expenses	7,400
Insurance expenses	19,499
Other operating expenses	5,706
Pricing expenses	5,108

Total Expenses	768,186

Expenses reduced by Advisor (note 3)	(235,442)

Net Expenses	532,744

Net Investment Loss	(244,395)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from:
Investments	1,580,400
Written options	(40,780)
Foreign currency transactions	(908)

Net realized gain	1,538,712

Change in unrealized appreciation (depreciation) on:
Investments	10,303
Written options	31,348
Foreign currency translations	(1,304)

Change in net unrealized appreciation	40,347

Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	1,579,059

Net Increase in Net Assets Resulting From Operations	$1,334,664

See Notes to Financial Statements.

Annual Report | October 31, 2016	11

Centaur Total Return Fund	Statements of Changes In Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment loss	$(244,395)	$(366,050)
Net realized gain from investments, written options and foreign currency transactions	1,538,712	2,021,392
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	40,347	(1,782,518)

Net Increase (Decrease) in Net Assets Resulting From Operations	1,334,664	(127,176)

Distributions to Shareholders From (note 5):
Net realized gains on investments	(1,487,965)	(3,261,072)

Capital Share Transactions:
Shares sold	1,023,147	1,555,933
Redemption fees	2,212	19,578
Reinvested distributions	1,435,907	2,926,847
Shares redeemed	(6,760,459)	(15,924,967)

Decrease from Capital Share Transactions	(4,299,193)	(11,422,609)

Net Decrease in Net Assets	(4,452,494)	(14,810,857)

Net Assets:
Beginning of year	30,375,299	45,186,156

End of year*	$25,922,805	$30,375,299

*Including Accumulated Net Investment Income (Loss)	$2,249	$(4,639)

Share Information:
Shares sold	82,807	116,998
Reinvested distributions	119,559	224,969
Shares redeemed	(546,688)	(1,207,508)

Net Decrease in Capital Shares	(344,322)	(865,541)

Shares Outstanding, Beginning of Year	2,368,084	3,233,625

Shares Outstanding, End of Year	2,023,762	2,368,084

See Notes to Financial Statements.

12	www.centaurmutualfunds.com

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net Asset Value, Beginning of Year	$12.83		$13.97	$15.97	$14.06	$13.13

Income from investment operations:
Net investment income (loss)	(0.12)		(0.17)	(0.12)	(0.12)	0.01
Net realized and unrealized gain on investments	0.75		0.05	0.90	3.12	1.20

Total from Investment Operations	0.63		(0.12)	0.78	3.00	1.21

Less Distributions:
Net investment income	—		—	(0.02)	(0.22)	(0.07)
Net realized gains on investments	(0.65)		(1.03)	(2.78)	(0.88)	(0.26)

Total distributions	(0.65)		(1.03)	(2.80)	(1.10)	(0.33)

Paid in Capital:
Paid in capital from redemption fees	—	*	0.01	0.02	0.01	0.05

Net Asset Value, End of Year	$12.81		$12.83	$13.97	$15.97	$14.06

Total Return(a)	5.25%		(0.87%)	6.38%	22.74%	9.86%

Net Assets, End of Year (in thousands)	$25,923		$30,375	$45,186	$65,469	$62,771

Average Net Assets for the Year (in thousands)	$27,311		$38,897	$53,791	$63,690	$71,761

Ratio of Gross Expenses to Average Net Assets	2.81%		2.44%	2.21%	2.15%	2.12%
Ratio of Net Expenses to Average Net Assets	1.95%		1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89%)		(0.94%)	(0.63%)	(0.78%)	0.24%

Portfolio Turnover Rate	127%		112%	135%	170%	91%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
*	Amount less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | October 31, 2016	13

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”) is an active investment portfolio of The Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in companies that Centaur Capital Partners, L.P. (the “Advisor”) believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair

14	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$10,635,386	$–	$–	$10,635,386
Preferred Stocks	379,528	–	–	379,528
Closed-End Funds	549,900	–	–	549,900
Exchange-Traded Funds	593,950	–	–	593,950
Warrants	334,110	–	–	334,110
Options Purchased	49,500	–	–	49,500
Short Term Investments	12,929,968	–	–	12,929,968
Total	$25,472,342	$–	$–	$25,472,342

Other Financial Instruments
Liabilities
Written Options	$(56,050)	$(67,550)	$–	$(123,600)
Total	$(56,050)	$(67,550)	$–	$(123,600)

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the annual period in which the transfer occurred. As of October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

For the year ended October 31, 2016, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Investments Money Market Fund – Government Portfolio. The Fund may redeem its investment from the Fidelity Investments Money Market Fund – Government Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Investments Money Market Fund. The financial statements of the Fidelity Investments Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Investments Money Market Fund’s N-CSR filing dated June 7, 2016, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of October 31, 2016, the percentage of net assets invested in the Fidelity Investments Money Market Fund was 49.85%.

Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Annual Report | October 31, 2016	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the fiscal year ended October 31, 2016 was as follows:

Centaur Total Return Fund Option Contracts Written for the year ended October 31, 2016	Contracts	Premiums Received
Options Outstanding, Beginning of Year	286	$91,625
Options written	2,474	502,003
Options closed	(2,075)	(487,035)
Options Outstanding, End of Year	685	$106,593

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2016(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Warrants)	Investments, at Value	$334,110	N/A	N/A
Equity (Written Options Contracts)	N/A	N/A	Call Options written, at Value	$123,600
		$334,110		$123,600

(a)	For open derivative instruments as of October 31, 2016, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2016.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized apprecation (depreciation) on: Investments	$357,230	$21,850
Equity (Purchased Options Contracts)	Net realized gain (loss) from: Investments/Change in unrealized apprecation (depreciation) on: Investments	(79,958)	(345)
Equity (Written Options Contracts)	Net realized gain (loss) from: Written Options/Change in unrealized apprecation (depreciation) on: Written Options	(40,780)	31,348
Total		$226,491	$52,853

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2016, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statement of Assets and Liabilities as of October 31, 2016:

	Gross Amounts Presented in Statement of Assets and Liabilities	Amounts not Offset in Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral	Net Amount
Purchased Options	$49,500	$(49,500)	$—	$—
Written Options	(123,600)	123,600	—	—

Volume of Derivative Instruments for the Fund during the year ended October 31, 2016 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Written Option Contracts	Contracts	(541)

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Annual Report | October 31, 2016	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

The Fund previously charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee was not a fee to finance sales or sales promotion expenses, but was paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee was imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the year ended October 31, 2016 was $2,212. As of February 28, 2016, the Fund no longer charges a redemption fee.

Warrants

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor

Centaur Capital Partners, L.P. is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the year ended October 31, 2016, the Advisor earned advisory fees of $409,804.

The Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through February 28, 2017, to reduce a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the year ended October 31, 2016, the Advisor reduced expenses in the amount of $235,442.

Administrator

Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) serves as the Trust’s administrator pursuant to a Master Services Agreement with the Trust which became effective October 31, 2016. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Prior to October 31, 2016, ALPS Fund Services, Inc. (“ALPS” or the “Prior Administrator”) served as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. The Prior Administrator was also reimbursed by the Trust for certain out-of-pocket expenses.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

Compliance Services

Ultimus provides services which assist the Trust’s Chief Compliance Officer (“CCO”) in monitoring and testing the policies and procedures of the Trust in connection with the requirements under Rule 38a-1 under the 1940 Act and is compensated under an agreement for these services. Prior to October 31, 2016, ALPS provided services which assisted the Trust’s CCO in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and was compensated under the Administration Agreement for these services.

Transfer Agent

Ultimus serves as transfer, dividend paying, and shareholder servicing agent for the Fund. Ultimus is compensated based upon an annual base fee. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Prior to October 31, 2016, ALPS served as transfer, dividend paying, and shareholder servicing agent for the Fund. ALPS was compensated based upon an annual base fee and was also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust.

Prior to October 31, 2016, ALPS Distributors, Inc. (the “Prior Distributor”) serves as the Fund’s distributor. The Prior Distributor acted as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are $20,011,019 and $30,112,020, respectively, for the year ended October 31, 2016. There were no purchases or sales of U.S. government securities for the year ended October 31, 2016.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2013, 2014 and 2015 and as of and during the fiscal year ended October 31, 2016, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of net operating loss, gain on the sale of PFIC securities, foreign currency transactions, and other certain investments. For the fiscal year ended October 31, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
Centaur Total Return Fund	$—	$251,283	$(251,283)

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	10/31/2016	$960,176	$527,789
	10/31/2015	2,532,429	728,643

As of October 31, 2016, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Apprecation
Centaur Total Return Fund	$24,712,125	$1,369,805	$(693,803)	$(38,623)	$637,379

Annual Report | October 31, 2016	19

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2016

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation on Investments, Derivatives and Foreign Currency	Total Distributable Earnings
Centaur Total Return Fund	$725,592	$541,200	$637,379	$1,904,171

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of October 31, 2016, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of October 31, 2016, there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

8. INVESTMENT COMPANY REPORTING MODERNIZATION

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expect that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. On December 9, 2016, the Fund declared short-term capital gains and long-term capital gains of $725,593 and $541,200, respectively, which were payable on December 9, 2016.

20	www.centaurmutualfunds.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Centaur Mutual Funds Trust

and the Shareholders of Centaur Total Return Fund

We have audited the accompanying statement of assets and liabilities of Centaur Total Return Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust, (the “Fund”) including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centaur Total Return Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 29, 2016

Annual Report | October 31, 2016	21

Centaur Total Return Fund	Additional Information
October 31, 2016 (unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION:

The Centaur Total Return Fund designates 18.23% of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Centaur Total Return Fund designates 15.13% of the ordinary income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction.

In early 2016, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centaur Total Return Fund designated $527,789 as long-term capital gain dividends.

4. APPROVAL OF ADVISORY AGREEMENT

On June 7, 2016, after considering the presentation by Centaur Capital Partners, L.P. (“Advisor”), the investment advisor to the Centaur Total Return Fund (the “Fund”) and reviewing other information received by the Board of Trustees, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the renewal of the Investment Advisory Agreement between the Advisor and the Trust (the “Advisory Agreement”) with respect to the Fund. In determining whether to renew the Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees.

(i)

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Board also considered that the Trust’s president, principal executive officer, principal financial officer and Chief Compliance Officer are either employees or agents of the Advisor, and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information (which included the Advisor’s Form ADV and descriptions of the Advisor’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)

The investment performance of the Fund and the Advisor. In this regard, the Trustees compared the performance of the Fund with the performance of its benchmark indices, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices. The Board noted that although the Fund performance lagged its benchmarks and Morningstar peer group

22	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2016 (unaudited)

during recent years, the Fund had outperformed its benchmarks and Morningstar peer group since the Fund’s inception. The Board also noted that recent performance of the Fund had improved and that the Advisor had reasonably demonstrated that it followed a reasoned and logical process for selecting investments for the Fund. The Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objectives and strategies. After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor were acceptable.

(iii)

The costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund. In this regard, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies and procedures; the financial condition of the Advisor; the level of commitment to the Fund by the Advisor and its principals; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Advisor’s other clients as well. The Trustees also reviewed the fees paid to the Advisor under the Investment Advisory Agreement and the differences in fees charged and services provided by the Advisor to its other clients. The Trustees further reviewed the Fund’s expense limitation agreement with the Advisor and considered that the Advisor has represented that it intends to continue the expense limitation agreement for the Fund until at least February 28, 2018.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of management of the fund, the size of the fund, and the nature of the fund’s investment strategy, among other factors. With respect to the Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the Advisor had describe its unique investment style for the Fund and the size of the Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered the appropriateness of the fee arrangement with the Advisor, including both the management fee and the expense limitation agreement. The Trustees indicated that, that while the management fee remained the same at all asset levels, the Fund’s shareholders would experience benefits from the Fund’s expense limitation agreement with the Advisor and would benefit from economies of scale under the Fund’s agreement with other service providers. Following further discussion of the Fund’s asset level, expectations of growth, and the fee levels, the Board determined that the Advisor’s fee arrangement was fair and reasonable.

(v)

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the current and anticipated portfolio turnover rates for the Fund; the process by which the Advisor evaluates the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Advisor. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)

The Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the Advisor’s process for allocating trades among its various clients; the process and method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the renewal of the Advisory Agreement. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the renewal of the Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Annual Report | October 31, 2016	23

Centaur Total Return Fund	Additional Information
October 31, 2016 (unaudited)

INDEPENDENT TRUSTEES
Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	Retired since December 31, 2015; President and CEO of NC Mutual Life Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003	1	Independent Trustee of Hillman Capital Management
					Investment Trust for its one series, Chesapeake Investment Trust for its one series, Brown Capital Management Funds for its three series, Starboard Investment Trust for its twenty-four series, and WST Investment Trust for its two series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company)
Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (a registered investment company)

24	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2016 (unaudited)

OTHER OFFICERS
Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Malcolm “Zeke” Ashton, (Born 1970)	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002	n/a	Director, Spencer Capital Holdings, Ltd. Since 2011
Gennifer Ashton, (Born 1970)	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006	n/a	n/a
Rick Schumacher, (Born 1963)	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since
			September 2013; Owner, Dolfintech LLC, established May 2015; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Tina H. Bloom (Born 1968)	Secretary	Since 09/2016	Vice President – Director of Fund Administration, Ultimus Fund Solutions, LLC (2006 to present)	n/a	n/a
Bryan W. Ashmus (Born 1973)	Assistant Treasurer	Since 09/2016	Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Cross Shore Discovery Fund (June 2016 to present); Chief Financial Officer and Treasurer, Huntington Strategy Shares and Huntington Funds (November 2013 to April 2016); Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (May 2005 to September 2013)	n/a	n/a

Annual Report | October 31, 2016	25

The Centaur Total Return Fund is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable

(c)	Not applicable to registrant.

(d)	Not applicable to registrant.

(e)	Not applicable to registrant.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $12,500 and $12,000, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2016 and October 31, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed for the fiscal years ended October 31, 2016 and October 31, 2015 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2016 and October 31, 2015 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to Stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centaur Mutual Funds Trust

By (Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Principal Executive Officer

Date 1/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Principal Executive Officer

Date 1/4/17

By (Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton, Treasurer and Principal Financial Officer

Date 1/4/17